SUPPLEMENTAL FINANCIAL PACKAGE

2 BOARD OF DIRECTORS Louis S. Haddad, Executive Chairman of the Board Daniel A. Hoffler, Chairman Emeritus of the Board Eva S. Hardy, Lead Independent Director George F. Allen, Independent Director James A. Carroll, Independent Director James C. Cherry, Independent Director Dennis H. Gartman, Independent Director A. Russell Kirk, Director F. Blair Wimbush, Independent Director CORPORATE OFFICERS Louis S. Haddad, Chief Executive Officer Shawn J. Tibbetts, President and Chief Operating Officer Matthew T. Barnes-Smith, Chief Financial Officer Eric E. Apperson, President of Construction Jefferies Peter Abramowitz (212) 336-7241 pabramowitz@jefferies.com Bank of America Merrill Lynch Jeff Spector (646) 855-1363 jeff.spector@bofa.com Janney, Montgomery, & Scott LLC Robert Stevenson (646) 840-3217 robertstevenson@janney.com ANALYST COVERAGE Armada Hoffler (NYSE: AHH) is a vertically integrated, self-managed real estate investment trust ("REIT") with over four decades of experience developing, building, acquiring, and managing high-quality retail, office, and multifamily properties located primarily in the Mid-Atlantic and Southeastern United States. The Company also provides general construction and development services to third-party clients, in addition to developing and building properties to be placed in its stabilized portfolio. Founded in 1979 by Daniel A. Hoffler, Armada Hoffler has elected to be taxed as a REIT for U.S. federal income tax purposes. For more information, visit ArmadaHoffler.com. CORPORATE PROFILE Robert W. Baird & Co. Nick Thillman (414) 298-5053 nthillman@rwbaird.com CREDIT RATING Rating: BBB Agency: Morningstar DBRS Stifel Simon Yarmak (443) 224-1345 yarmaks@stifel.com

3 HIGHLIGHTS 1.8% Third Quarter Multifamily Tradeout for New and Renewed Leases $0.35 Third Quarter Normalized FFO Per Diluted Share 95.4% Wtd. Avg. Portfolio Occupancy as of September 30, 2024 6.1% Third Quarter Increase in Office Same Store NOI, GAAP 273K Square Feet of New and Renewed Commercial Space for the Third Quarter of 2024 $3.4M Third Quarter Construction Gross Profit 13.1% Third Quarter Retail Lease Renewal Spread Increase, GAAP 18.5% Third Quarter Office Lease Renewal Spread Increase, GAAP $4.1M Third Quarter Interest Income on Real Estate Financing Investments

4 (1) See appendix for definitions. Ranges include or exclude certain items as per definition. (2) See definition in appendix for further detail. Refer to the Hedging Activity slide for the breakdown of derivative interest income for the third quarter of 2024. 2024 OUTLOOK & ASSUMPTIONS OUTLOOK(1) LOW HIGH PORTFOLIO NOI $171.0M $172.2M CONSTRUCTION SEGMENT PROFIT $12.3M $13.5M G&A EXPENSES ($18.7M) ($18.5M) INTEREST INCOME $18.2M $18.4M ADJUSTED INTEREST EXPENSE(2) ($55.6M) ($54.8M) NORMALIZED FFO PER DILUTED SHARE $1.25 $1.27 GUIDANCE ASSUMPTIONS • Southern Post delivery schedule update • Harbor Point T. Rowe Price and Allied delivery schedule update

SUMMARY INFORMATION

ARMADA HOFFLER

$ IN THOUSANDS, EXCEPT PER SHARE

	Three Months Ended (Unaudited)			
OPERATIONAL METRICS	**9/30/2024**	**6/30/2024**	**3/31/2024**	**12/31/2023**
Net (Loss) Income Attributable to Common Stockholders and OP Unitholders	($10,416)	$375	$14,804	($23,938)
Net (Loss) Income per Diluted Share Attributable to Common Stockholders and OP Unitholders	**($0.11)**	**$0.00**	**$0.17**	**($0.27)**
Normalized FFO Attributable to Common Stockholders and OP Unitholders	31,438	30,204	29,414	27,933
Normalized FFO per Diluted Share Attributable to Common Stockholders and OP Unitholders	**$0.35**	**$0.34**	**$0.33**	**$0.31**
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre	5.9x	6.4x	6.6x	6.7x
Fixed Charge Coverage Ratio[1]	1.4x	1.4x	1.6x	2.7x
CAPITALIZATION				
Common Shares Outstanding	79,696	67,388	66,987	66,793
Operating Partnership Units Outstanding	21,668	21,709	21,709	21,593
Common Shares and Operating Partnership Units Outstanding	101,364	89,097	88,696	88,386
Market Price per Common Share as of Last Trading Day of Quarter	$10.83	$11.09	$10.40	$12.37
Common Equity Capitalization	1,097,772	988,086	922,440	1,093,334
Preferred Equity Capitalization	171,085	171,085	171,085	171,085
Total Equity Capitalization	1,268,857	1,159,171	1,093,525	1,264,419
Total Debt[2]	1,330,124	1,422,473	1,431,614	1,401,204
Total Capitalization	$2,598,981	$2,581,644	$2,525,139	$2,665,623
STABILIZED PORTFOLIO OCCUPANCY[1][3]				
Retail	96.2%	95.4%	95.4%	96.1%
Office	94.7%	94.3%	93.6%	95.2%
Multifamily	95.3%	94.9%	95.1%	95.5%
Weighted Average[4]	95.4%	94.9%	94.7%	95.6%
STABILIZED PORTFOLIO[3]				
Commercial				
Retail Portfolio				
Net Operating Income	$18,622	$19,230	$18,909	$18,470
Number of Properties	48	48	48	48
Net Rentable Square Feet	4,037,298	4,037,662	4,034,206	4,033,642
Office Portfolio				
Net Operating Income	$18,969	$14,734	$13,540	$12,058
Number of Properties	14	14	14	14
Net Rentable Square Feet	2,332,780	2,327,873	2,328,023	2,327,872
Multifamily				
Multifamily Portfolio				
Net Operating Income	$7,982	$8,351	$8,786	$8,682
Number of Properties	11	11	11	11
Units	2,492	2,492	2,492	2,492

(1) See appendix for definitions.
(2) Excludes GAAP adjustments.
(3) During the first quarter of 2024, the Company reclassified certain mixed-use properties between segments in order to align the components of those properties with their tenant composition and has adjusted the fourth quarter of 2023 accordingly.
(4) Total occupancy weighted by annualized rent.

5

6 Three Months Ended Nine Months Ended 9/30/2024 9/30/2023 9/30/2024 9/30/2023 (Unaudited) Revenues Rental Revenues $68,598 $62,913 $193,744 $179,082 General Contracting and Real Estate Services Revenues 114,353 99,408 358,167 286,220 Interest Income 4,701 3,690 13,959 10,823 Total Revenues 187,652 166,011 565,870 476,125 Expenses Rental Expenses 16,652 14,756 46,344 41,392 Real Estate Taxes 6,184 5,867 17,995 16,910 General Contracting and Real Estate Services Expenses 110,987 96,095 346,385 276,336 Depreciation and Amortization 23,289 22,462 64,513 60,808 Amortization of Right-of-Use Assets - Finance Leases 395 425 1,184 1,049 General & Administrative Expenses 5,187 4,286 15,564 13,786 Acquisition, Development & Other Pursuit Costs 2 — 5,530 18 Impairment Charges — 5 1,494 107 Total Expenses 162,696 143,896 499,009 410,406 Gain on Real Estate Dispositions, Net — 227 — 738 Operating Income 24,956 22,342 66,861 66,457 Interest Expense (21,387) (15,444) (60,589) (41,375) Loss on Extinguishment of Debt (113) — (113) — Change in Fair Value of Derivatives and Other (10,308) 2,466 6,978 5,024 Unrealized Credit Loss Provision (198) (694) (53) (871) Other Income (Expense), Net 96 63 254 324 Income Before Taxes (6,954) 8,733 13,338 29,559 Income Tax (Provision) Benefit (592) (310) 120 (834) Net (Loss) Income ($7,546) $8,423 $13,458 $28,725 Net Loss (Income) Attributable to Noncontrolling Interests in Investment Entities 17 (193) (34) (616) Preferred Stock Dividends (2,887) (2,887) (8,661) (8,661) Net (Loss) Income Attributable to AHH and OP Unitholders ($10,416) $5,343 $4,763 $19,448 Net (Loss) Income per Diluted Share and Unit Attributable to AHH and OP Unitholders ($0.11) $0.06 $0.05 $0.22 Weighted Average Shares & OP Units - Diluted(1) 90,598 89,589 89,293 88,908 SUMMARY INCOME STATEMENT $ IN THOUSANDS, EXCEPT PER SHARE (1) Represents the weighted average number of common shares and OP Units outstanding during the respective periods presented.

7 SUMMARY BALANCE SHEET $ IN THOUSANDS As Of 9/30/2024 12/31/2023 (Unaudited) Assets Real Estate Investments: Income Producing Property $2,211,991 $2,093,032 Held for Development 10,483 11,978 Construction in Progress 33,714 102,277 Accumulated Depreciation (443,515) (393,169) Net Real Estate Investments 1,812,673 1,814,118 Cash and Cash Equivalents 43,852 27,920 Restricted Cash 1,874 2,246 Accounts Receivable, Net 51,408 45,529 Notes Receivable, Net 117,797 94,172 Construction Receivables, Including Retentions, Net 106,190 126,443 Construction Contract Costs and Estimated Earnings in Excess of Billings 315 104 Equity Method Investments 155,330 142,031 Operating Lease Right-of-Use Assets 22,898 23,085 Finance Lease Right-of-Use Assets 89,381 90,565 Acquired Lease Intangible Assets 97,698 109,137 Other Assets 61,723 87,548 Total Assets $2,561,139 $2,562,898 Liabilities and Equity Indebtedness, Net $1,327,971 $1,396,965 Accounts Payable and Accrued Liabilities 44,798 31,041 Construction Payables, Including Retentions 115,472 128,290 Billings in Excess of Construction Contract Costs and Estimated Earnings 11,881 21,414 Operating Lease Liabilities 31,404 31,528 Finance Lease Liabilities 92,457 91,869 Other Liabilities 55,664 56,613 Total Liabilities 1,679,647 1,757,720 Total Equity 881,492 805,178 Total Liabilities and Equity $2,561,139 $2,562,898

FFO, NORMALIZED FFO, & AFFO[1]

$ IN THOUSANDS, EXCEPT PER SHARE

ARMADA HOFFLER

	Three Months Ended (Unaudited)				Nine Months Ended (Unaudited)	
	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2024	9/30/2023
Funds From Operations						
Net (Loss) Income Attributable to AHH and OP Unitholders	**($10,416)**	**$375**	**$14,804**	**($23,938)**	**$4,763**	**$19,448**
Net (Loss) Income per Diluted Share	($0.11)	$–	$0.17	($0.27)	$0.05	$0.22
Depreciation and Amortization[2]	23,070	20,570	20,215	35,069	63,855	60,139
Impairment of Real Estate Assets	–	1,494	–	–	1,494	–
FFO	**$12,654**	**$22,439**	**$35,019**	**$11,131**	**$70,112**	**$79,587**
FFO per Diluted Share	$0.14	$0.25	$0.40	$0.13	$0.79	$0.90
Normalized FFO						
Acquisition, Development, and Other Pursuit Costs	2	5,528 [3]	–	66	5,530	18
Loss on Extinguishment of Debt	113	–	–	–	113	–
Non-Cash GAAP Adjustments	588	166	478	(35)	1,232	1,305
Severance-Related Costs	1,339	–	167	–	1,506	–
Decrease (Increase) in Fair Value of Derivatives	16,669	1,950	(6,510)	16,159	12,109	(1,974)
Amortization of Interest Rate Derivatives on Designated Cash Flow Hedges	73	121	260	612	454	3,598
Normalized FFO	**$31,438**	**$30,204**	**$29,414**	**$27,933**	**$91,056**	**$82,534**
Normalized FFO per Diluted Share	$0.35	$0.34	$0.33	$0.31	$1.02	$0.93
Adjusted FFO						
Non-Cash Stock Compensation	710	744	2,192	729	3,646	2,951
Tenant Improvements, Leasing Commissions, Lease Incentives[4]	(2,112)	(6,239)	(2,952)	(4,796)	(11,303)	(8,434)
Property-Related Capital Expenditures[4]	(2,677)	(5,313)	(3,537)	(3,728)	(11,527)	(8,102)
Adjustment for Real Estate Financing Investment Modification and Exit Fees	–	–	–	–	–	(459)
Non-Cash Interest Expense[5]	1,925	1,994	1,882	1,831	5,801	4,701
Cash Ground Rent Payment - Finance Lease	(977)	(980)	(980)	(993)	(2,937)	(2,483)
GAAP Adjustments	(2,666)	(2,095)	(1,738)	146	(6,499)	(5,310)
AFFO	**$25,641**	**$18,315**	**$24,281**	**$21,122**	**$68,237**	**$65,398**
AFFO per Diluted Share	$0.28	$0.21	$0.27	$0.24	$0.76	$0.74
Weighted Average Common Shares Outstanding	68,931	67,106	66,838	67,140	67,630	67,878
Weighted Average Operating Partnership Units Outstanding	21,667	21,709	21,613	21,593	21,663	21,030
Total Weighted Average Common Shares and OP Units Outstanding[6]	90,598	88,815	88,451	88,733	89,293	88,908

(1) *See definitions in appendix.*
(2) *Adjusted for the depreciation attributable to noncontrolling interests in consolidated investments.*
(3) *Due to the write off of development costs related to an undeveloped land parcel in predevelopment.*
(4) *Excludes development, redevelopment, and first-generation space.*
(5) *Includes non-cash interest expense relating to indebtedness and interest expense on finance leases.*
(6) *Represents the weighted average number of common shares and OP Units outstanding during the respective periods presented.*

8

NET ASSET VALUE COMPONENT DATA

$ AND SHARES/UNITS IN THOUSANDS

ARMADA HOFFLER

Stabilized Portfolio NOI (Cash)

	Three Months Ended 9/30/2024			
	Retail	Office[3]	Multifamily	Total
Stable Portfolio				
Portfolio NOI[1][2]	$17,958	$17,321	$8,141	$43,420
Non-Stabilized Properties NOI	(31)	148	72	189
Signed Leases Not Yet Occupied or in Free Rent Period	295	868	–	1,163
Stable Portfolio NOI	$18,222	$18,337	$8,213	$44,772
Intra-Quarter Transactions				
Net Acquisitions	–	–	–	–
Net Dispositions	–	–	–	–
Annualized	$72,888	$73,348	$32,852	$179,088

Non-Stabilized Portfolio[4]

	As of 9/30/2024
Projects Under Development	$–
Properties in Lease Up	105,030
Development Opportunities	6,600
Unconsolidated JV Development	159,300
Total Non-Stabilized Portfolio	$270,930

Third-Party General Contracting and Real Estate Services

	Trailing 12 Months
General Contracting Gross Profit	$15,316

Non-Property Assets[5]

	As of 9/30/2024
Cash and Restricted Cash	$45,726
Accounts Receivable, Net	51,408
Other Notes Receivable	12,787
Real Estate Financing Investments[6]	107,541
Construction Receivables, Including Retentions[6]	106,190
Acquired Lease Intangible Assets	97,698
Other Assets / Costs in Excess of Earnings	62,038
Total Non-Property Assets	$483,388

Liabilities[5]

	As of 9/30/2024
Mortgages and Notes Payable[6]	$1,330,124
Accounts Payable and Accrued Liabilities	44,798
Construction Payables, Including Retentions	115,472
Other Liabilities[6]	66,926
Total Liabilities	$1,557,320

Preferred Equity

	Liquidation Value
Series A Cumulative Redeemable Perpetual Preferred Stock	$171,085

Common Equity

	As of 9/30/2024
Total Common Shares Outstanding	79,696
Total OP Units Outstanding	21,668
Total Common Shares & OP Units Outstanding	101,364

(1) Excludes expenses associated with the Company's in-house asset management division of $0.8M for the 3 months ended 9/30/2024.
(2) Includes 100% of joint ventures.
(3) Includes leases for spaces occupied by the Company, which are eliminated for GAAP purposes.
(4) Representative of costs incurred to date.
(5) Excludes lease right-of-use assets and lease liabilities.
(6) Excludes GAAP adjustments.

9

10 CREDIT PROFILE $ IN THOUSANDS Debt to Adjusted EBITDAre 5.4x 5.6x 5.5x 4.9x 5.3x 5.4x 5.5x 6.2x 6.5x 6.6x 6.4x 5.9x 7.0x 7.4x 7.2x 6.5x 5.9x 6.6x 7.1x 7.1x 7.5x 7.4x 7.5x 7.2x Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre Net Debt / Total Adjusted EBITDAre Q4 2021 Q1 2 022 Q2 2022 Q3 2022 Q4 2022 Q1 2 023 Q2 2023 Q3 2023 Q4 2023 Q1 2 024 Q2 2024 Q3 2024 3.0x 3.5x 4.0x 4.5x 5.0x 5.5x 6.0x 6.5x 7.0x 7.5x 8.0x Total Debt Secured Debt Unsecured Debt % Fixed/Hedged Q4 2 02 1 Q1 2 02 2 Q2 2 02 2 Q3 2 02 2 Q4 2 02 2 Q1 2 02 3 Q2 2 02 3 Q3 2 02 3 Q4 2 02 3 Q1 2 02 4 Q2 2 02 4 Q3 2 02 4 $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 —% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% AFFO Payout Ratio 80% 81% 68% 76% 68% 83% 77% 77% 82% 75% 99% 72% Total Dividend AFFO AFFO Payout Ratio Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 0 5,000 10,000 15,000 20,000 25,000 30,000 —% 20% 40% 60% 80% 100% 120% Weighted Average Years to Maturity - Debt 5.6 5.1 5 5.5 4.7 4.4 4.6 4.2 3.9 3.7 3.6 3.5 Weighted Average Years to Maturity Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 0 1 2 3 4 5 6

11 LEVERAGE METRICS $ IN THOUSANDS SEE APPENDIX FOR DEFINITIONS, CALCULATIONS, AND RECONCILIATIONS (1) Includes income and debt related to development, real estate financing, construction, and other ancillary activities outside of our stabilized portfolio. (2) Reflects total debt less GAAP adjustments, cash, restricted cash, and other notes payable. Three Months Ended 9/30/2024 Stabilized Portfolio Adjusted EBITDAre $41,157 Stabilized Portfolio Debt $971,204 Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre 5.9 x Total Adjusted EBITDAre $44,878 Net Debt(2) $1,284,398 Net Debt/Total Adjusted EBITDAre(1) 7.2 x Net Debt + Preferred $1,455,483 Net Debt + Preferred /Total Adjusted EBITDAre 8.1 x 0.0 x 1.0 x 2.0 x 3.0 x 4.0 x 5.0 x 6.0 x 7.0 x 8.0 x 9.0 x 10.0 x 5.9x 7.2x 8.1x Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre Net Debt/Total Adjusted EBITDAre (1) Net Debt + Preferred / Total Adjusted EBITDAre

12 DEBT MANAGEMENT $ IN THOUSANDS AS OF SEPTEMBER 30, 2024 Total Debt Composition Weighted Average % of Debt Interest Rate Maturity Variable vs. Fixed-Rate Debt Variable-Rate Debt(1)(2) 10.6% 6.4% 2.6 Yrs Fixed-Rate Debt(3)(4) 89.4% 4.3% 3.6 Yrs Secured vs. Unsecured Debt Unsecured Debt(2) 55.9% 4.8% 2.6 Yrs Secured Debt(2) 44.1% 4.1% 4.6 Yrs Portfolio Weighted Average(2) 4.5% 3.5 Yrs (1) Excludes debt subject to interest rate swap locks. (2) Represents the weighted average interest rate of the portfolio, inclusive of interest rate derivatives. (3) Includes debt subject to interest rate swap locks. (4) Excludes GAAP adjustments.  Portfolio Weighted Average Interest Rate 3.0% 2.8% 3.0% 2.9% 3.6% 3.9% 4.0% 4.2% 4.0% 4.4% 4.6% 4.5% Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 —% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0%

HEDGING ACTIVITY

$ IN THOUSANDS AS OF SEPTEMBER 30, 2024

ARMADA HOFFLER

Interest Rate Swaps Not Allocated to Specific Asset Debt

Effective Date	Maturity Date	SOFR Strike / Swap Fixed Rate	Notional Amount
October 2023	October 2025	2.75%	$330,000
December 2023	December 2025	2.75%	300,000
Total Interest Rate Swaps			$630,000
Fixed-Rate Debt(1)(2)			$558,710
Fixed-Rate and Hedge Debt			$1,188,710
Total Debt(2)			$1,330,124
% Fixed or Hedged			**89.4 %**

Interest Rate Swaps Allocated to Off Balance Sheet Joint Ventures(3)

Effective Date	Maturity Date	SOFR Strike / Swap Fixed Rate	Notional Amount
October 2023	October 2025	2.75%	$90,000
November 2023	November 2025	2.75%	100,000
Total Interest Rate Swaps			$190,000

GAINS (LOSSES) ON INTEREST RATE DERIVATIVES

Accounting Treatment(4)	Statement of Comprehensive Income Location	Three Months Ended 9/30/2024	Three Months Ended 9/30/2023	Nine Months Ended 9/30/2024	Nine Months Ended 9/30/2023
Designated Hedges	Interest Expense	$ 1,462	$ 6,177	$ 6,729	$ 16,577
Non-Designated Hedges	Change in Fair Value of Derivatives and Other	6,361	982	19,087	3,050
Total Realized Gains on Interest Rate Derivatives		**$ 7,823**	**$ 7,159**	**$ 25,816**	**$ 19,627**
Designated Hedges	Unrealized Cash Flow Hedge Gains (Losses)(5)	$ (3,350)	$ 3,488	$ 1,188	$ 9,868
Non-Designated Hedges	Change in Fair Value of Derivatives and Other	(16,669)	1,484	(12,109)	$ 1,974
Total Unrealized (Losses) Gains on Interest Rate Derivatives		**$ (20,019)**	**$ 4,972**	**$ (10,921)**	**$ 11,842**
Total Realized and Unrealized (Losses) Gains on Interest Rate Derivatives		**$ (12,196)**	**$ 12,131**	**$ 14,895**	**$ 31,469**

(1) Includes debt subject to interest rate swap locks.
(2) Excludes GAAP adjustments.
(3) These swaps economically hedge the Company's exposure to the senior construction loans on T. Rowe Price Global HQ and Allied | Harbor Point.

(4) The Company only enters into interest rate derivatives to hedge its exposure to interest rate risk from floating rate debt. The Company may elect to designate an interest rate derivative as a cash flow hedge under US GAAP if certain criteria are met, which allows for reporting of realized gains (losses) net of the hedge item (interest expense). All income statement activity for derivatives that are not designated as cash flow hedges is reported within Change in fair value of derivatives and other in the Company's Statement of Comprehensive Income.
(5) Unrealized cash flow hedge gains (losses) is a component of comprehensive income (loss) and is excluded from net income (loss).

13

OUTSTANDING DEBT

$ IN THOUSANDS

				Debt Maturities & Principal Payments						
Debt	Stated Rate	Effective Rate as of 9/30/2024	Maturity Date [1]	2024	2025	2026	2027	2028	Thereafter	Outstanding as of 9/30/2024
Secured Debt - Stabilized										
Red Mill South	3.57%	3.57 %	May-2025	$ 89	$ 4,502	$ —	$ —	$ —	$ —	$ 4,591
The Everly	SOFR+ 1.50%	6.32 % [2]	Dec-2025 [3]	—	30,000	—	—	—	—	30,000
Encore Apartments & 4525 Main Street	2.93%	2.93 %	Feb-2026	331	1,347	50,840	—	—	—	52,518
Thames Street Wharf	SOFR+ 1.30%	2.33 % [4]	Sep-2026	762	3,050	63,007	—	—	—	66,819
Constellation Energy Building	SOFR+ 1.50%	6.43 % [2][4]	Nov-2026	—	—	175,000	—	—	—	175,000
Southgate Square	SOFR+ 1.90%	6.82 % [2]	Dec-2026	216	864	23,602	—	—	—	24,682
Nexton Square	SOFR+ 1.95%	6.77 % [2]	Jun-2027	153	613	613	19,742	—	—	21,121
Liberty	SOFR+ 1.50%	4.93 % [4]	Sep-2027	89	364	382	19,496	—	—	20,331
Greenbrier Square	3.74%	3.74 %	Oct-2027	98	399	415	18,370	—	—	19,282
Lexington Square	4.50%	4.50 %	Sep-2028	78	320	335	351	12,287	—	13,371
Red Mill North	4.73%	4.73 %	Dec-2028	31	127	133	140	3,441	—	3,872
Greenside Apartments	3.17%	3.17 %	Dec-2029	199	808	834	861	886	26,933	30,521
Smith's Landing	4.05%	4.05 %	Jun-2035	253	1,037	1,081	1,126	1,172	9,168	13,837
The Edison	5.30%	5.30 %	Dec-2044	103	427	450	474	500	12,923	14,877
The Cosmopolitan	3.35%	3.35 %	Jul-2051	229	937	968	1,001	1,035	35,521	39,691
Total - Secured Stabilized Debt				2,631	44,795	317,660	61,561	19,321	84,545	530,513
Secured Debt - Development Pipeline										
Southern Post	SOFR+ 2.25%	7.07 % [2]	Aug-2026 [3]	—	—	55,611	—	—	—	55,611
Total - Development Pipeline				—	—	55,611	—	—	—	55,611
Total Secured Debt				2,631	44,795	373,271	61,561	19,321	84,545	586,124
Unsecured Debt										
TD Unsecured Term Loan	SOFR+ 1.35%-1.90%	4.85 % [4]	May-2025 [5]	—	95,000	—	—	—	—	95,000
Senior Unsecured Revolving Credit Facility	SOFR+ 1.30%-1.85%	6.42 %	Jan-2027 [6]	—	—	—	159,000	—	—	159,000
Senior Unsecured Revolving Credit Facility (Fixed)	SOFR+ 1.30%-1.85%	4.80 %	Jan-2027 [6]	—	—	—	5,000	—	—	5,000
M&T Unsecured Term Loan	SOFR+ 1.25%-1.80%	6.37 %	Mar-2027 [5]	—	—	—	35,000	—	—	35,000
M&T Unsecured Term Loan (Fixed)	SOFR+ 1.25%-1.80%	5.05 %	Mar-2027 [5]	—	—	—	100,000	—	—	100,000
Senior Unsecured Term Loan	SOFR+ 1.25%-1.80%	6.37 %	Jan-2028	—	—	—	—	271,000	—	271,000
Senior Unsecured Term Loan (Fixed)	SOFR+ 1.25%-1.80%	4.98 %	Jan-2028	—	—	—	—	79,000	—	79,000
Total Unsecured Debt				—	95,000	—	299,000	350,000	—	744,000
Total Principal Balances				**$ 2,631**	**$ 139,795**	**$ 373,271**	**$ 360,561**	**$ 369,321**	**$ 84,545**	**$ 1,330,124**
Other Notes Payable										6,122
Unamortized GAAP Adjustments										(8,275)
Indebtedness, Net										**$ 1,327,971**

(1) *Excludes extension options.*
(2) *Subject to a rate floor.*
(3) *Does not reflect two 12-month extension options.*
(4) *Includes debt subject to interest rate swap locks.*
(5) *Does not reflect one 12-month extension option.*
(6) *Does not reflect two six-month extension options.*

14

15 CAPITALIZATION & FINANCIAL RATIOS $ IN THOUSANDS, EXCEPT PER SHARE AS OF SEPTEMBER 30, 2024 (1) Represents the weighted average number of common shares and OP Units outstanding during the respective periods presented. (2) As of close of market on 09/30/24. (3) See appendix for definitions. (4) Excludes availability under construction loans. (5) Total Asset Value is calculated based on the terms of our credit facility agreement and therefore does not tie directly to the balance sheet. Debt % of Total Principal Balance Unsecured Revolving Credit Facility 12% $164,000 Unsecured Term Loans 44% 580,000 Mortgages Payable 44% 586,124 Total Debt $1,330,124 Preferred Equity Shares Liquidation Value per Share Total Liquidation Value 6.75% Series A Cumulative Redeemable Perpetual Preferred Stock (NYSE: AHHPrA) 6,843 $25.00 $171,085 Common Equity % of Total Shares/ Units(1) Stock Price(2) Market Value Common Stock (NYSE: AHH) 79% 79,696 $10.83 $863,108 Operating Partnership Units 21% 21,668 $10.83 234,664 Equity Market Capitalization 101,364 $1,097,772 Total Capitalization $2,598,981 Enterprise Value $2,553,255 Total Debt to Enterprise Value 52 % Financial Ratios Debt Service Coverage Ratio(3) 1.5x Fixed Charge Coverage Ratio(3) 1.4x Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre 5.9x Net Debt / Total Adjusted EBITDAre 7.2x Net Debt Plus Preferred / Total Adjusted EBITDAre 8.1x Debt/Total Capitalization 51 % Liquidity(4) Cash on Hand $43,852 Availability Under Revolving Credit Facility 94,940 Total Liquidity $138,792 Unencumbered Properties % of Total Properties 55% % of Annualized Base Rent 72 % Total Asset Value(5) $1,398,233 Preferred Equity 7% Debt 51% Common Equity 42%

16 PORTFOLIO PROFILE Multifamily Tradeout % of Portfolio ABR Expiring for Top 20 Tenants Retail Office Weighted Average Lease Term Remaining (Years) Commercial Expirations 4.0% —% 1.0% 5.0% 8.0% 10.0% 7.0% 12.0% 10.0% 7.0% 5.0% 3.0% 3.0% 24.0% Retail Office Ava ila ble M-T-M 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 Thereafte r

STABILIZED PORTFOLIO SUMMARY

ARMADA HOFFLER

AS OF SEPTEMBER 30, 2024
SEE APPENDIX FOR FULL LIST OF PROPERTIES

COMMERCIAL PORTFOLIO

Retail Properties	# of Properties	Net Rentable SF[1]	Average Age	Occupancy[1]	ABR[1]	ABR per Occupied SF
Town Center of Virginia Beach	13	549,317	13	97.9 %	$13,856,480	$25.77
Harbor Point - Baltimore Waterfront	2	57,021	7	71.5 %	1,230,869	30.21
Grocery Anchored	15	1,400,474	14	98.2 %	22,933,867	16.68
Southeast Sunbelt	11	1,077,698	15	95.7 %	22,631,805	21.94
Mid-Atlantic	7	952,788	17	94.4 %	16,741,828	18.61
Stabilized Retail Total	**48**	**4,037,298**	**14**	**96.2 %**	**$77,394,849**	**$19.93**

Office Properties	# of Properties	Net Rentable SF[1]	Average Age	Occupancy[1]	ABR[1]	ABR per Occupied SF
Town Center of Virginia Beach	6	811,457	22	94.7 %	$23,282,795	$30.30
Harbor Point - Baltimore Waterfront	3	1,036,017	9	97.7 %	32,487,973	32.09
Southeast Sunbelt	4	387,245	7	85.1 %	10,834,054	32.89
Mid-Atlantic	1	98,061	5	100.0 %	2,002,945	20.43
Stabilized Office Total	**14**	**2,332,780**	**13**	**94.7 %**	**$68,607,767**	**$31.07**

MULTIFAMILY PORTFOLIO

Multifamily Properties	# of Properties	Units	Average Age	Occupancy[1]	AQR[1]	Monthly AQR per Occupied Unit
Town Center of Virginia Beach	3	759	11	97.0 %	$18,137,748	$2,054
Harbor Point - Baltimore Waterfront	2	392	7	95.2 %	12,149,388	2,714
Southeast Sunbelt	3	686	3	92.1 %	14,088,636	1,858
Mid-Atlantic	3	655	12	96.6 %	12,915,252	1,700
Stabilized Multifamily Total	**11**	**2,492**	**9**	**95.3 %**	**$57,291,024**	**$2,011**

(1) See appendix for definitions and portfolio detail.

17

SAME STORE NOI BY SEGMENT

$ IN THOUSANDS (RECONCILIATION TO GAAP LOCATED IN APPENDIX)

ARMADA HOFFLER

	Three Months Ended				Nine Months Ended			
	9/30/2024	9/30/2023	$ Change	% Change	9/30/2024	9/30/2023	$ Change	% Change
Retail								
Rental Revenues	$25,834	$26,224	$(390)	(1.5)%	$69,324	$69,223	$101	0.1 %
Rental Expenses[(1)]	4,346	3,815	531	13.9 %	10,465	9,715	750	7.7 %
Real Estate Taxes	2,400	2,333	67	2.9 %	7,107	6,828	279	4.1 %
Same Store NOI	$19,088	$20,076	$(988)	(4.9)%	$51,752	$52,680	$(928)	(1.8)%
GAAP Adjustments	(1,128)	(1,305)	177		(2,750)	(3,408)	658	
Net Operating Income, Cash	$17,960	$18,771	($811)	(4.3)%	$49,002	$49,272	$(270)	(0.5)%
Office								
Rental Revenues	$23,474	$22,052	$1,422	6.4 %	$61,584	$58,536	$3,048	5.2 %
Rental Expenses[(1)]	6,153	5,653	500	8.8 %	15,522	14,614	908	6.2 %
Real Estate Taxes	2,281	2,230	51	2.3 %	6,446	6,390	56	0.9 %
Same Store NOI[(2)]	$15,040	$14,169	$871	6.1 %	$39,616	$37,532	$2,084	5.6 %
GAAP Adjustments	(2,296)	(1,364)	(932)		(4,322)	(3,279)	(1,043)	
Net Operating Income, Cash	$12,744	$12,805	($61)	(0.5)%	$35,294	$34,253	$1,041	3.0 %
Multifamily								
Rental Revenues	$14,366	$14,359	$7	— %	$39,394	$38,635	$759	2.0 %
Rental Expenses[(1)]	4,642	4,386	256	5.8 %	12,016	11,431	585	5.1 %
Real Estate Taxes	1,302	1,231	71	5.8 %	3,799	3,373	426	12.6 %
Same Store NOI	$8,422	$8,742	$(320)	(3.7)%	$23,579	$23,831	$(252)	(1.1)%
GAAP Adjustments	(209)	(202)	(7)		(625)	(605)	(20)	
Net Operating Income, Cash	$8,213	$8,540	$(327)	(3.8)%	$22,954	$23,226	$(272)	(1.2)%
Same Store NOI	$42,550	$42,987	($437)	(1.0)%	$114,947	$114,043	$904	0.8 %
GAAP Adjustments	(3,633)	(2,871)	(762)		(7,697)	(7,292)	(405)	
Same Store Portfolio NOI, Cash Basis	$38,917	$40,116	$(1,199)	(3.0)%	$107,250	$106,751	$499	0.5 %

(1) Excludes expenses associated with the Company's in-house asset management division of $0.8M for each of the three months ended 9/30/2024 & 9/30/2023, and $2.4M and $2.5M for the nine months ended 9/30/2024 & 9/30/2023, respectively.

(2) Excludes $4.0M termination fee received from one of the Company's tenants at Wills Wharf and $300k of accelerated straight-line rent effect from the termination of such tenant's lease for the three and nine months ended 9/30/2024.

18

19 TOP 20 TENANTS BY ABR(1) $ IN THOUSANDS AS OF SEPTEMBER 30, 2024 Commercial Portfolio Tenant Investment Grade Rating(2) Number of Leases Annualized Base Rent % of Total Annualized Base Rent Constellation Energy Generation ü 1 $15,010 7.4% Morgan Stanley ü 3 8,883 4.4% Harris Teeter/Kroger ü 6 3,781 1.9% Clark Nexsen 1 2,914 1.4% Canopy by Hilton 1 2,698 1.3% Dick's Sporting Goods/Golf Galaxy ü 2 1,977 1.0% Lowes Foods 2 1,976 1.0% Franklin Templeton ü 1 1,898 0.9% Duke University ü 1 1,742 0.9% Huntington Ingalls Industries ü 1 1,671 0.8% TJ Maxx/Homegoods ü 5 1,554 0.8% PetSmart 5 1,527 0.8% Georgia Tech ü 1 1,446 0.7% WeWork 1 1,348 0.7% Mythics 1 1,311 0.6% Puttshack 1 1,203 0.6% Apex Entertainment 1 1,176 0.6% Pindrop 1 1,172 0.6% Kimley-Horn 1 1,145 0.6% Amazon/Whole Foods ü 1 1,144 0.6% Top 20 Total $55,576 27.6% (1) Excludes leases from the development and redevelopment properties that have been delivered, but not yet stabilized. (2) Per public sources.

LEASE SUMMARY

ARMADA HOFFLER

RETAIL

Renewals

Quarter		Number of Leases Signed	Net Rentable SF Signed	GAAP Releasing Spread	Cash Releasing Spread	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
Q3 2024		24	179,701	13.1 %	7.8 %	5.1	$410,509	$2.28
Q2 2024		20	140,325	5.8 %	2.9 %	5.1	592,997	4.23
Q1 2024		19	87,841	10.7 %	4.4 %	4.5	262,669	2.99
Q4 2023	(1)	15	122,652	8.6 %	2.9 %	4.8	233,305	1.90
Trailing 4 Quarters		**78**	**530,519**	**9.8 %**	**4.8 %**	**4.9**	**$1,499,480**	**$2.83**

New Leases[(2)]

Quarter		Number of Leases Signed	Net Rentable SF Signed	Cash Rent per SF	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
Q3 2024		6	13,559	$28.34	9.2	$684,169	$50.46
Q2 2024		7	32,517	18.10	8.6	1,575,222	48.44
Q1 2024		3	9,807	16.17	8.2	549,959	56.08
Q4 2023	(1)	6	14,937	23.13	9.5	391,628	26.22
Trailing 4 Quarters		**22**	**70,820**	**$20.85**	**8.8**	**$3,200,978**	**$45.20**

OFFICE

Renewals

Quarter		Number of Leases Signed	Net Rentable SF Signed	GAAP Releasing Spread	Cash Releasing Spread	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
Q3 2024		4	64,459	18.5 %	0.8 %	4.4	$2,122,420	$32.93
Q2 2024		3	31,583	24.3 %	4.4 %	7.7	636,802	20.16
Q1 2024		2	17,901	14.2 %	1.2 %	9.1	564,597	31.54
Q4 2023	(1)	2	46,734	18.0 %	0.4 %	5.5	618,268	13.23
Trailing 4 Quarters		**11**	**160,677**	**18.8 %**	**1.3 %**	**5.9**	**$3,942,087**	**$24.53**

New Leases[(2)]

Quarter		Number of Leases Signed	Net Rentable SF Signed	Cash Rent per SF	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
Q3 2024		3	15,493	$29.42	3.9	$576,306	$37.20
Q2 2024		2	44,289	33.57	10.7	5,554,413	125.41
Q1 2024		0	—	—	0.0	—	—
Q4 2023	(1)	3	23,802	29.07	6.8	1,526,948	64.15
Trailing 4 Quarters		**8**	**83,584**	**$31.52**	**8.3**	**$7,657,667**	**$91.62**

20

(1) During the first quarter of 2024, the Company reclassified certain mixed-use properties between segments in order to align the components of those properties with their tenant composition and has adjusted the fourth quarter of 2023 accordingly.

(2) Excludes leases from properties in development and redevelopment.

LEASE EXPIRATIONS[1]

ARMADA HOFFLER

AS OF SEPTEMBER 30, 2024

RETAIL

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	–	153,131	3.8 %	$–	– %
M-T-M	3	2,508	0.1 %	83,724	0.1 %
2024	7	60,044	1.5 %	885,249	1.1 %
2025	80	278,667	6.9 %	5,615,622	7.3 %
2026	91	451,452	11.2 %	9,417,151	12.2 %
2027	87	448,213	11.1 %	8,757,097	11.3 %
2028	76	335,861	8.3 %	7,518,043	9.7 %
2029	91	447,529	11.1 %	8,687,623	11.2 %
2030	70	484,796	12.0 %	10,209,701	13.2 %
2031	42	304,371	7.5 %	5,831,695	7.5 %
2032	33	311,932	7.7 %	5,697,635	7.4 %
2033	29	112,185	2.8 %	3,055,380	3.9 %
2034	19	92,510	2.3 %	2,006,482	2.6 %
Thereafter	36	554,099	13.7 %	9,629,447	12.5 %
Total / Weighted Average	664	4,037,298	100.0 %	$77,394,849	100.0 %

OFFICE

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	–	124,379	5.3 %	$–	– %
M-T-M	3	1,623	0.1 %	65,900	0.1 %
2024	2	5,253	0.2 %	149,705	0.2 %
2025	15	94,754	4.1 %	3,178,667	4.6 %
2026	10	46,312	2.0 %	1,410,697	2.1 %
2027	20	180,570	7.7 %	6,191,026	9.0 %
2028	13	108,655	4.7 %	3,337,560	4.9 %
2029	15	348,578	14.9 %	10,148,157	14.8 %
2030	12	158,410	6.8 %	4,832,328	7.0 %
2031	8	142,915	6.1 %	4,133,274	6.0 %
2032	3	24,187	1.0 %	706,430	1.0 %
2033	3	52,219	2.2 %	1,559,439	2.3 %
2034	6	119,019	5.1 %	2,986,668	4.4 %
Thereafter	12	925,906	39.8 %	29,907,916	43.6 %
Total / Weighted Average	122	2,332,780	100.0 %	$68,607,767	100.0 %

21

(1) *Excludes leases from properties in development, redevelopment, and delivered, but not yet stabilized.*

PORTFOLIO EXPANSION

$ IN THOUSANDS

ARMADA HOFFLER

Consolidated Development Projects	Property Type	Estimated Size[1]	% Leased or LOI	Schedule[1] Construction Start	Initial Occupancy	Stabilized Operation[2]	Estimated Cost[1]	Loan Commitment	Funded to Date	AHH Ownership	Anchor Tenants
Southern Post Roswell, GA	Mixed-Use	137 multifamily units / 95,000 sf office / 42,000 sf retail	64% Commercial[3] 61% Multifamily	4Q21	2Q24	2Q25	$132,200	$73,600 [4]	$110,030	100 %	Vestis

Equity Method Investments

Projects	Property Type	Estimated Size[1]	% Leased or LOI	Construction Start	Initial Occupancy	Stabilized Operation[2]	Estimated Cost[1]	Equity Requirement	Funded to Date	AHH Ownership	Anchor Tenants
T. Rowe Price Global HQ Baltimore, MD	Office	553,000 sf office / 20,200 sf retail / 250 parking spaces	93%	2Q22	1Q25	1Q25	$277,800	$52,700	$45,600	50 %	T. Rowe Price
Allied | Harbor Point Baltimore, MD	Multifamily	312 units / 15,800 sf retail / 1,252 parking spaces	5%	2Q22	1Q25	3Q26	237,700	114,300	113,700	90 % [5]	
				Total Unconsolidated JV Development			$515,500	$167,000	$159,300		

Projects	Property Type	Scope
Columbus Village II Virginia Beach, VA	Retail	Redevelopment

	Q3 2024	Year to Date
Capitalized Interest	$3,248	$10,832


Allied | Harbor Point
Baltimore, MD


T. Rowe Price Global HQ
Baltimore, MD

(1) Represents estimates that may change as the development process proceeds.
(2) First fully-stabilized quarter. See stabilized property definition in appendix.
(3) Represents combined percentage leased or under LOI for retail and office.
(4) Includes $5.7M earnout under certain conditions.
(5) The Company currently owns 78% and holds an option to increase its ownership interest to 90%.

22

23 REAL ESTATE FINANCING $ IN THOUSANDS AS OF SEPTEMBER 30, 2024 The Interlock Atlanta, GA Solis Gainesville II Gainesville, GA (1) Each investment is in the form of preferred equity with economic terms and accounting consistent with a loan receivable. (2) Represents estimates that may change as the development process proceeds. (3) Excludes amortization of equity placement fees, if applicable. Outstanding Investments(1) Property Type Estimated Size(2) % Leased or LOI Initial Occupancy Estimated Stabilization(2) Loan Maturity Interest Rate Principal Balance Maximum Principal Commitment Cumulative Accrued Interest(3) QTD Interest Income(3) Solis Gainesville II Gainesville, GA Multifamily 184 units 53% 2Q24 Q2 2025 4Q26 14% (4) $ 19,595 $ 19,595 $ 5,184 $ 776 The Allure at Edinburgh Chesapeake, VA Multifamily 280 units N/A 4Q24(2) Q4 2025 1Q28 15% (5) 9,228 9,228 1,639 348 Solis Kennesaw Kennesaw, GA Multifamily 239 units N/A 2Q25(2) Q1 2026 2Q27 14% (4) 37,870 37,870 6,606 1,401 Solis Peachtree Corners Peachtree Corners, GA Multifamily 249 units N/A 3Q25(2) Q3 2026 4Q27 15% (4) 20,533 28,440 4,223 1,042 Solis North Creek Charlotte, NC Multifamily 303 units N/A 3Q26(2) Q4 2027 3Q30 12% (4) 2,364 26,767 299 299 Total Outstanding Investments $89,590 $121,900 $17,951 $3,866 Solis Peachtree Corners Peachtree Corners, GA (4) The interest rate varies over the life of the loan and the loan earns an unused commitment fee. (5) The interest rate varies over the life of the loan.

24 GENERAL CONTRACTING & REAL ESTATE SERVICES $ IN THOUSANDS Slater Road Apartments Morrisville, NC Third-Party Backlog as of Q3 2024 Beginning Backlog $302,850 New Contracts 4,886 Work Performed (114,614) Ending Backlog $193,122 Q3 2024 Q2 2024 Q1 2024 Q4 2023 Trailing 4 Quarters Revenue $114,353 $116,839 $126,975 $126,911 $485,078 Expense (110,987) (112,500) (122,898) (123,377) (469,762) Gross Profit $3,366 $4,339 $4,077 $3,534 $15,316 Operating Margin(1) 2.9% 3.7% 3.2% 2.8% 3.2% (1) 50% and 90% of gross profit attributable to contracts for our T. Rowe Price Global HQ and Allied | Harbor Point development projects, respectively, is not reflected within general contracting & real estate services revenues due to elimination. The Company is still entitled to receive cash proceeds in relation to the eliminated amounts. Prior to any gross profit eliminations attributable to these projects, operating margin for Q3 2024, Q2 2024, Q1 2024, Q4 2023, and the Trailing 4 Quarters was 3.2%, 4.0%, 3.5%, 3.2%, and 3.5%, respectively.

NET INCOME BY SEGMENT

$ IN THOUSANDS

ARMADA HOFFLER

	Three Months Ended September 30, 2024						
	Retail Real Estate	Office Real Estate	Multifamily Real Estate	General Contracting and Real Estate Services	Real Estate Financing	Unallocated	Total
Revenues							
Rental revenues	$26,161	$27,784	$14,653	$—	$—	$—	$68,598
General contracting and real estate services revenues	—	—	—	114,353	—	—	114,353
Interest income	23	—	41	—	4,072	565	4,701
Total revenues	26,184	27,784	14,694	114,353	4,072	565	187,652
Expenses							
Rental expenses	5,104	6,307	5,241	—	—	—	16,652
Real estate taxes	2,466	2,360	1,358	—	—	—	6,184
General contracting and real estate services expenses	—	—	—	110,987	—	—	110,987
Depreciation and amortization	8,381	10,610	4,146	—	—	152	23,289
Amortization of right-of-use assets - finance leases	246	82	67	—	—	—	395
General and administrative expenses	—	—	—	—	—	5,187	5,187
Acquisition, development and other pursuit costs	—	—	—	—	—	2	2
Impairment charges	—	—	—	—	—	—	—
Total expenses	16,197	19,359	10,812	110,987	—	5,341	162,696
Operating income	9,987	8,425	3,882	3,366	4,072	(4,776)	24,956
Interest expense[1]	(7,575)	(7,397)	(4,691)	—	(1,724)	—	(21,387)
Loss on extinguishment of debt	(58)	—	(55)	—	—	—	(113)
Change in fair value of derivatives and other	(3,650)	(2,729)	(991)	—	(1,270)	(1,668)	(10,308)
Unrealized credit loss provision	—	—	—	—	(198)	—	(198)
Other income (expense), net	31	50	(2)	—	—	17	96
Income (loss) before taxes	(1,265)	(1,651)	(1,857)	3,366	880	(6,427)	(6,954)
Income tax provision	—	—	—	(592)	—	—	(592)
Net (loss) income	($1,265)	($1,651)	($1,857)	$2,774	$880	($6,427)	($7,546)

(1) *Interest expense within the real estate financing segment is allocated based on the average outstanding principal of notes receivable in the real estate financing portfolio and the effective interest rates on the Company's credit facility, the M&T term loan facility, and the TD term loan facility.*

25

26 ACQUISITIONS & DISPOSITIONS $ IN THOUSANDS ACQUISITIONS Properties Location Square Feet/Units Purchase Price Cash Cap Rate Purchase Date Anchor Tenants 2023 311,000 $215,000 6.5 % The Interlock Atlanta, GA 311,100 (1) 215,000 6.5% 2Q23 Georgia Tech, Puttshack 2022 606,181 / 103 units $299,450 6.2 % Pembroke Square Virginia Beach, VA 124,181 26,450 7.7% 4Q22 Fresh Market, Nordstrom Rack, DSW Constellation Energy Building Baltimore, MD 482,000 / 103 units 273,000 (2) 6.1% 1Q22 Constellation Energy Group Total/Weighted Average 917,181 / 103 units $514,450 6.3 % DISPOSITIONS Properties Location Square Feet/Units/Beds Sale Price Cash Cap Rate Disposition Date Anchor Tenants 2022 275,896 / 1,031 units/beds $258,261 4.3 % Sandbridge Outparcels Virginia Beach, VA 7,233 3,455 4.5% 3Q22 Autozone, Valvoline Annapolis Junction Annapolis Junction, MD 416 units 150,000 4.2% 3Q22 North Pointe Outparcels Durham, NC 268,663 23,931 4.0% 2Q22 Costco, Home Depot Summit Place Charleston, SC 357 beds 37,800 4.8% 2Q22 Hoffler Place Charleston, SC 258 beds 43,075 4.1% 2Q22 Total/Weighted Average 275,896 / 1,031 units/beds $258,261 4.3% (1) Square footage includes 4.9k square feet of retail storage space. (2) Represents 100% of property value of which the Company owns a 90% economic interest.

27Town Center of Virginia Beach Virginia Beach, VA APPENDIX DEFINITIONS & RECONCILIATIONS

28 ANNUALIZED BASE RENT: For the properties in our retail & office portfolios, we calculate annualized base rent (“ABR”) by multiplying (a) monthly base rent as of September 30, 2024 (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) for executed leases as of such date by (b) 12, and we do not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under executed leases as of September 30, 2024. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area, or other operating expenses. DEFINITIONS ADJUSTED FUNDS FROM OPERATIONS: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvements, leasing commissions, and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, straight-line rents, cash ground rent payments for finance leases, the amortization of leasing incentives and above (below) market rents, proceeds from government development grants, and payments made to purchase interest rate caps designated as cash flow hedges. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures, and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs. ANNUALIZED QUARTERLY RENT: For the properties in our multifamily portfolio, we calculate annualized quarterly rent (“AQR”) by multiplying (a) rental revenues for the quarter by (b) 4. ADJUSTED INTEREST EXPENSE: Adjusted Interest Expense includes interest expense on our debt obligations, amortization of deferred financing costs, interest expense on finance leases, and payments (receipts) of interest rate derivatives that are designated as hedges for accounting purposes, all of which are recorded within “Interest expense” on our consolidated statements of comprehensive income. Adjusted Interest Expense also includes payments (receipts) of interest rate derivatives that are not designated as hedges for accounting purposes. Payments (receipts) of interest rate derivatives not designated as hedges are recorded within “Change in fair value of derivatives and other” on our consolidated statements of comprehensive income.

29 DEBT SERVICE COVERAGE RATIO: We calculate Debt Service Coverage Ratio as the quarterly Total Adjusted EBITDAre divided by total quarterly interest expense, interest receipts of non-designated derivatives, and required principal repayment. DEFINITIONS FUNDS FROM OPERATIONS: We calculate Funds From Operations (“FFO”) in accordance with the standards established by Nareit. Nareit defines FFO as net income (loss) (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains or losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because we believe that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates, and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. EBITDAre: We calculate EBITDA for real estate (EBITDAre) consistent with the definition established by the National Association of Real Estate Investment Trusts ("Nareit"). EBITDAre is a financial measure not calculated in accordance with the accounting principles generally accepted in the United States ("GAAP") that Nareit defines as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property, impairment of real estate assets, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. Management believes EBITDAre is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results. FIXED CHARGE COVERAGE RATIO: We calculate Fixed Charge Coverage Ratio as quarterly Total Adjusted EBITDAre divided by total quarterly interest expense, interest receipts of non-designated derivatives, required principal repayment, and preferred equity dividends.

30 NET OPERATING INCOME: We calculate Net Operating Income (“NOI”) as segment revenues less segment expenses. Segment revenues include rental revenues (base rent, expense reimbursements, termination fees, and other revenue) for our property segments, general contracting and real estate services revenues for our general contracting and real estate services segment, and interest income for our real estate financing segment. Segment expenses include rental expenses and real estate taxes for our property segments, general contracting and real estate services expenses for our general contracting and real estate services segment, and interest expense for our real estate financing segment. Segment NOI for the general contracting and real estate services and real estate financing segments is also referred to as segment gross profit. Other REITs may use different methodologies for calculating NOI, and, accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI for the same store portfolio, we exclude one-time items, such as termination fees. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rental revenues, the amortization of lease incentives and above/below market rents, the net effects of straight-line rental expenses, and ground rent expenses for finance leases. NET RENTABLE SQUARE FOOTAGE: We define net rentable square footage for each of our retail & office properties as the sum of (a) the square footage of executed leases, plus (b) for available space, management’s estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association 1996 measurement guidelines. DEFINITIONS NORMALIZED FUNDS FROM OPERATIONS: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by Nareit, adjusted for certain items, including but not limited to, acquisition, development, and other pursuit costs, debt extinguishment losses, prepayment penalties, impairment of intangible assets and liabilities, mark-to-market adjustments on interest rate derivatives not designated as cash flow hedges, amortization of payments made to purchase interest rate caps and swaps designated as cash flow hedges, provision for unrealized non-cash credit losses, amortization of right-of-use assets attributable to finance leases, severance related costs, and other non-comparable items. Management believes that the computation of FFO in accordance with Nareit’s definition includes certain items that are not indicative of the results provided by our operating property portfolio and affect the comparability of our year-over-year performance. Accordingly, management believes that Normalized FFO is a more useful performance measure. Our calculation of Normalized FFO differs from Nareit’s definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs’ Normalized FFO.

31 PROPERTY ADJUSTED EBITDAre: We calculate Property Adjusted EBITDAre as EBITDAre coming solely from our operating properties. When referring to Property Adjusted EBITDAre, we also exclude certain items, including, but not limited to, non-recurring bad debt, non-recurring termination fees, amortization of right-of-use assets, and impairment of intangible assets and liabilities. Management believes that Property Adjusted EBITDAre provides useful supplemental information to investors regarding our properties’ recurring operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Property Adjusted EBITDAre or similarly titled measures. STABILIZED PORTFOLIO ADJUSTED EBITDAre: We calculate Stabilized Portfolio Adjusted EBITDAre as Property Adjusted EBITDAre coming solely from our stabilized properties, which excludes certain items, including, but not limited to, the impact of redevelopment and development pipeline projects that are still in lease-up, as well as acquisitions and dispositions in the period. Refer to definition of Stabilized Property and Property Adjusted EBITDAre for further information. Management believes that Stabilized Portfolio Adjusted EBITDAre provides useful supplemental information to investors regarding our properties’ recurring operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Stabilized Portfolio Adjusted EBITDAre or similarly titled measures. DEFINITIONS OCCUPANCY: The occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of the last day of the quarter, divided by (b) net rentable square footage, expressed as a percentage. Refer to definition of Net Rentable Square Footage for further information. Occupancy for our multifamily properties is calculated as (a) average of the number of occupied units on the 20th day of each of the trailing three months from the reporting period end date, divided by (b) total units available as of such date, expressed as a percentage. Management believes that this methodology best captures the average monthly occupancy. SAME STORE PORTFOLIO: We define same store properties as those that we owned and operated and that were stabilized for the entirety of both periods compared. Refer to definition of Stabilized Property for further information.

32 DEFINITIONS TOTAL ADJUSTED EBITDAre: Total Adjusted EBITDAre is calculated as EBITDAre further adjusted for debt extinguishment losses, non-cash stock compensation, mark-to-market adjustments on interest rate derivatives, and other one-time adjustments including non-recurring bad debt and termination fees. Management believes Total Adjusted EBITDAre is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and with other REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. Management believes Total Adjusted EBITDAre is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and with other REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. STABILIZED PROPERTY: We generally consider a property to be stabilized upon the earlier of (a) the quarter after the property reaches 80% occupancy, or (b) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. A property classified as Held for Sale is not considered stabilized. STABILIZED PROPERTY DEBT: We calculate Stabilized Property Debt as our total debt secured by our stabilized properties, excluding loans associated with our development pipeline and our unsecured debt. Refer to definition of Stabilized Property for further information.

PROPERTY PORTFOLIO

AS OF SEPTEMBER 30, 2024

ARMADA HOFFLER

Retail Properties - Stabilized	Location	Ownership %	Year Built/ Redeveloped	Net Rentable SF[1]	Occupancy[1]	ABR[1]	ABR per Occupied SF[1]	Anchor Tenant(s)
Town Center of Virginia Beach								
249 Central Park Retail	Virginia Beach, VA	100%	2004	35,161	100.0 %	$1,177,891	$33.50	Cheesecake Factory, Brooks Brothers
4525 Main Street Retail	Virginia Beach, VA	100%	2014	26,328	100.0 %	462,201	17.56	Anthropologie, West Elm
4621 Columbus Retail	Virginia Beach, VA	100%	2020	84,000	100.0 %	1,176,000	14.00	Apex Entertainment
Columbus Village	Virginia Beach, VA	100%	2020	62,207	100.0 %	1,978,673	31.81	Barnes & Noble, CAVA, Shake Shack, Five Below, Ulta
Commerce Street Retail	Virginia Beach, VA	100%	2008	19,173	100.0 %	890,078	46.42	Yard House
Fountain Plaza Retail	Virginia Beach, VA	100%	2004	35,961	94.4 %	1,119,318	32.98	Ruth's Chris, Nando's
Pembroke Square	Virginia Beach, VA	100%	2015	124,181	100.0 %	2,096,262	16.88	Fresh Market, Nordstrom Rack, DSW
Premier Retail	Virginia Beach, VA	100%	2018	39,015	94.9 %	1,275,714	34.44	Williams Sonoma, Pottery Barn
South Retail	Virginia Beach, VA	100%	2002	38,515	100.0 %	1,061,720	27.57	lululemon, free people, CPK
Studio 56 Retail	Virginia Beach, VA	100%	2007	11,594	100.0 %	410,652	35.42	Rocket Title, Legal Sea Foods
The Cosmopolitan Retail	Virginia Beach, VA	100%	2020	41,872	88.6 %	1,192,265	32.15	Lego, Nike
Two Columbus Retail	Virginia Beach, VA	100%	2009	13,752	100.0 %	522,675	38.01	Fidelity Investments, Luxxotica
West Retail	Virginia Beach, VA	100%	2002	17,558	83.4 %	493,031	33.67	PF Changs, The Men's Wearhouse
Harbor Point - Baltimore Waterfront								
Constellation Retail	Baltimore, MD	90%	2016	38,389	76.6 %	$791,204	$26.89	West Elm
Point Street Retail	Baltimore, MD	100%	2018	18,632	60.8 %	439,665	38.82	solidcore
Grocery Anchored								
Broad Creek Shopping Center[2]	Norfolk, VA	100%	2001	121,504	97.2 %	$2,318,629	$19.64	Food Lion, PetSmart
Broadmoor Plaza	South Bend, IN	100%	1980	115,059	98.2 %	1,358,576	12.03	Kroger
Brooks Crossing Retail	Newport News, VA	65%[3]	2016	18,349	84.8 %	228,007	14.65	Various Small Shops (grocery shadow)
Delray Beach Plaza[2]	Delray Beach, FL	100%	2021	87,207	98.0 %	2,959,879	34.62	Whole Foods
Greenbrier Square	Chesapeake, VA	100%	2017	260,625	100.0 %	2,624,984	10.07	Kroger, Homegoods, Dick's Sporting Goods
Greentree Shopping Center	Chesapeake, VA	100%	2014	15,719	100.0 %	359,921	22.90	Various Small Shops (grocery shadow)
Hanbury Village	Chesapeake, VA	100%	2009	98,638	100.0 %	2,044,524	20.73	Harris Teeter
Lexington Square	Lexington, SC	100%	2017	85,440	97.2 %	1,892,536	22.79	Lowes Foods
Market at Mill Creek	Mount Pleasant, SC	100%	2018	80,319	100.0 %	1,935,238	24.09	Lowes Foods
North Pointe Center	Durham, NC	100%	2009	226,083	100.0 %	2,994,289	13.24	Harris Teeter
Parkway Centre	Moultrie, GA	100%	2017	61,200	100.0 %	861,149	14.07	Publix
Parkway Marketplace	Virginia Beach, VA	100%	1998	37,804	64.5 %	546,619	22.40	Various Small Shops (grocery shadow)
Perry Hall Marketplace	Perry Hall, MD	100%	2001	74,251	100.0 %	1,299,008	17.49	Safeway
Sandbridge Commons	Virginia Beach, VA	100%	2015	69,417	100.0 %	950,560	13.69	Harris Teeter
Tyre Neck Harris Teeter[2]	Portsmouth, VA	100%	2011	48,859	100.0 %	559,948	11.46	Harris Teeter
Southeast Sunbelt								
Chronicle Mill Retail	Belmont, NC	85%[3]	2022	11,530	22.4 %	$112,500	$43.50	
Nexton Square	Summerville, SC	100%	2020	133,608	97.6 %	3,473,450	26.64	Various Small Shops
North Hampton Market	Taylors, SC	100%	2004	114,954	98.8 %	1,574,270	13.86	PetSmart, Hobby Lobby
One City Center Retail	Durham, NC	100%	2019	22,679	55.7 %	419,887	33.26	Various Small Shops
Overlook Village	Asheville, NC	100%	1990	151,365	100.0 %	2,270,060	15.00	T.J. Maxx|Homegoods, Ross
Patterson Place	Durham, NC	100%	2004	159,842	99.1 %	2,250,496	14.20	PetSmart, DSW
Providence Plaza Retail	Charlotte, NC	100%	2008	49,447	100.0 %	1,547,249	31.29	Orange Theory, Edward Jones, Chipotle
South Square	Durham, NC	100%	2005	109,590	97.1 %	1,935,908	18.19	Ross, Petco, Office Depot
The Interlock Retail[2]	Atlanta, GA	100%	2021	107,379	85.5 %	4,594,319	50.06	Puttshack
Wendover Village	Greensboro, NC	100%	2004	176,997	98.5 %	3,577,263	20.51	T.J. Maxx, Petco, Beauty World

33

(1) See appendix for definitions.
(2) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.
(3) The Company is entitled to a preferred return on its investment in this property.

PROPERTY PORTFOLIO CONT.

AS OF SEPTEMBER 30, 2024

ARMADA HOFFLER

Retail Properties - Stabilized	Location	Ownership %	Year Built/ Redeveloped	Net Rentable SF[1]	Occupancy[1]	ABR[1]	ABR per Occupied SF[1]	Anchor Tenant(s)
Mid-Atlantic								
Dimmock Square	Colonial Heights, VA	100%	1998	106,166	100.0 %	$1,941,841	$18.29	Best Buy, Old Navy
Harrisonburg Regal	Harrisonburg, VA	100%	1999	49,000	100.0 %	753,620	15.38	Regal Cinemas
Liberty Retail	Newport News, VA	100%	2013	26,534	49.0 %	230,308	17.73	
Marketplace at Hilltop[2]	Virginia Beach, VA	100%	2001	116,953	97.3 %	2,809,478	24.70	Total Wine, Panera, Chick-Fil-A
Red Mill Commons	Virginia Beach, VA	100%	2005	373,808	95.7 %	7,064,195	19.75	Homegoods, Walgreens
Southgate Square	Colonial Heights, VA	100%	2016	260,131	100.0 %	3,884,338	14.93	Burlington, PetSmart, Michaels, T.J. Maxx
Southshore Shops	Midlothian, VA	100%	2006	40,307	100.0 %	876,403	21.74	Buffalo Wild Wings
The Edison Retail	Richmond, VA	100%	2014	20,196	— %	58,048	0.00	
Total Stabilized Retail Portfolio				**4,037,298**	**96.2 %**	**$77,394,849**	**$19.93**	

Office Properties- Stabilized	Location	Ownership %	Year Built / Redeveloped	Net Rentable SF[1]	Occupancy[1]	ABR[1]	ABR per Occupied SF[1]	Anchor Tenant(s)
Town Center of Virginia Beach								
249 Central Park Office	Virginia Beach, VA	100%	2004	57,103	93.3 %	$1,374,379	$25.81	Gather, HDR
4525 Main Street	Virginia Beach, VA	100%	2014	208,760	100.0 %	6,930,464	33.20	Clark Nexsen, Mythics
4605 Columbus Office	Virginia Beach, VA	100%	2002	19,335	— %	—	0.00	
Armada Hoffler Tower[3]	Virginia Beach, VA	100%	2002	298,353	98.6 %	9,248,842	31.43	AHH, Troutman Pepper, Williams Mullen, Morgan Stanley, KPMG
One Columbus	Virginia Beach, VA	100%	1984	129,066	98.3 %	3,408,223	26.86	Truist, HBA, Northwestern Mutual
Two Columbus Office	Virginia Beach, VA	100%	2009	98,840	86.3 %	2,320,887	27.21	Hazen & Sawyer, Fidelity
Harbor Point - Baltimore Waterfront								
Constellation Office	Baltimore, MD	90%	2016	444,600	100.0 %	$15,031,832	$33.81	Constellation Energy Group
Thames Street Wharf[3]	Baltimore, MD	100%	2010	263,426	98.8 %	8,059,712	30.96	Morgan Stanley
Wills Wharf[2]	Baltimore, MD	100%	2020	327,991	93.8 %	9,396,429	30.54	Canopy by Hilton, Transamerica, RBC, Franklin Templeton, Stifel
Southeast Sunbelt								
Chronicle Mill Office	Belmont, NC	85%[4]	2022	5,932	100.0 %	$183,892	$31.00	Piedmont Lithium
One City Center Office	Durham, NC	100%	2019	128,920	95.3 %	3,270,013	26.63	Duke University
Providence Plaza Office	Charlotte, NC	100%	2008	53,671	100.0 %	1,633,697	30.44	Choate Construction, Cranfill, Sumner, & Hartzog
The Interlock Office[2]	Atlanta, GA	100%	2021	198,722	73.9 %	5,746,452	39.11	Georgia Tech, Pindrop
Mid-Atlantic								
Brooks Crossing Office	Newport News, VA	100%	2019	98,061	100.0 %	$2,002,945	$20.43	Huntington Ingalls Industries
Stabilized Office Total				**2,332,780**	**94.7 %**	**$68,607,767**	**$31.07**	

(1) *See appendix for definitions.*
(2) *The Company leases all or a portion of the land underlying this property pursuant to a ground lease.*
(3) *The Company occupies 47,644 square feet at these two properties at an ABR of $1.6M, or $34.70 per leased square foot, which is reflected in this table. The rent paid by the Company is eliminated in accordance with GAAP in the consolidated financial statements.*
(4) *The Company is entitled to a preferred return on its investment in this property.*

34

PROPERTY PORTFOLIO CONT.

AS OF SEPTEMBER 30, 2024

Multifamily Properties - Stabilized	Location	Ownership %	Year Built / Redeveloped	Units	Occupancy[1]	AQR [1]	Monthly AQR per Occupied Unit
Town Center of Virginia Beach							
Encore Apartments	Virginia Beach, VA	100%	2014	286	97.2 %	$5,955,672	$1,785
Premier Apartments	Virginia Beach, VA	100%	2018	131	96.9 %	2,998,416	1,967
The Cosmopolitan	Virginia Beach, VA	100%	2020	342	96.8 %	9,183,660	2,312
Harbor Point - Baltimore Waterfront							
1305 Dock Street	Baltimore, MD	90%	2016	103	97.1 %	$3,128,280	$2,607
1405 Point[2]	Baltimore, MD	100%	2018	289	94.5 %	9,021,108	2,754
Southeast Sunbelt							
Chronicle Mill[3]	Belmont, NC	85%[4]	2022	238	89.1 %	$4,658,124	$1,831
Greenside Apartments	Charlotte, NC	100%	2018	225	94.7 %	4,845,468	1,896
The Everly	Gainesville, GA	100%	2022	223	92.8 %	4,585,044	1,846
Mid-Atlantic							
Liberty Apartments	Newport News, VA	100%	2013	197	95.4 %	$3,835,968	$1,700
Smith's Landing[2]	Blacksburg, VA	100%	2009	284	97.9 %	5,962,044	1,787
The Edison	Richmond, VA	100%	2014	174	96.0 %	3,117,240	1,556
Stabilized Multifamily Total				**2,492**	**95.3 %**	**$57,291,024**	**$2,011**

(1) See appendix for definitions.
(2) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.
(3) Occupancy is down due to units out of service as of 9/30/2024. AQR and Monthly AQR per Occupied Unit exclude business interruption insurance income.
(4) The Company is entitled to a preferred return on its investment in this property.

35

RECONCILIATION OF DEBT & EBITDAre

ARMADA HOFFLER

$ IN THOUSANDS

	Three Months Ended			
	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Property Net Operating Income	$45,762	$42,292	$41,351	$39,283
Property Miscellaneous Expense, Net	(35)	(64)	(43)	(399)
Non-Recurring Bad Debt Adjustment	296	(478)	758	2,730
Non-Recurring Termination Fee Adjustment	(4,277)	(103)	(115)	(85)
Amortization of Right-of-Use Assets	(395)	(394)	(395)	(300)
Accelerated Amortization of Intangible Assets and Liabilities	(5)	—	—	5
Property Adjusted EBITDAre	$41,346	$41,253	$41,556	$41,234
Acquisition	—	—	—	—
Disposition	—	—	—	—
Development/Redevelopment	(189)	(51)	(116)	(73)
Stabilized Portfolio Adjusted EBITDAre	**$41,157**	**$41,202**	**$41,440**	**$41,161**
Construction Gross Profit	3,366	4,339	4,077	3,534
Corporate G&A	(5,008)	(4,328)	(5,744)	(4,154)
Non-Cash Stock Compensation	710	744	2,192	729
Interest Income	4,636	4,580	4,596	4,265
Other Income (Expense), Net	17	20	22	(61)
Add Back: Unstabilized EBITDAre	—	—	—	—
Total Adjusted EBITDAre	**$44,878**	**$46,557**	**$46,583**	**$45,474**
Stabilized Property Debt	530,513	602,587	606,444	608,658
Add: Unsecured Property Debt	440,691	459,973	490,654	491,505
Acquisitions	—	—	—	—
Stabilized Portfolio Debt	**$971,204**	**$1,062,560**	**$1,097,098**	**$1,100,163**
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre	**5.9x**	**6.4x**	**6.6x**	**6.7x**
Total Debt[(1)]	1,330,124	1,422,473	1,431,614	1,401,204
Cash	(45,726)	(21,697)	(43,861)	(30,166)
Net Debt	**$1,284,398**	**$1,400,776**	**$1,387,753**	**$1,371,038**
Net Debt/Total Adjusted EBITDAre	**7.2x**	**7.5x**	**7.4x**	**7.5x**
Preferred	171,085	171,085	171,085	171,085
Net Debt + Preferred	**$1,455,483**	**$1,571,861**	**$1,558,838**	**$1,542,123**
Net Debt + Preferred /Total Adjusted EBITDAre	**8.1x**	**8.4x**	**8.4x**	**8.5x**

(1) Excludes GAAP adjustments.

36

37 $ IN THOUSANDS CAPITAL EXPENDITURES (1) Excludes activity related to held for sale, acquired, and/or disposed properties. (2) Represents recurring capital expenditures. Leasing Commissions Lease Incentive Tenant Improvements Land Improvements(2) Building Improvements(2) Fixtures & Equipment(2) Total Second Generation Capex Retail $369 $10 $684 $143 $529 $— $1,735 Office 608 — 441 8 539 — 1,596 Multifamily — — — 35 869 555 1,459 Total Portfolio $977 $10 $1,125 $186 $1,937 $555 $4,790 Three Months Ended September 30, 2024(1) Nine Months Ended September 30, 2024(1) Leasing Commissions Lease Incentive Tenant Improvements Land Improvements(2) Building Improvements(2) Fixtures & Equipment(2) Total Second Generation Capex Retail $1,510 $10 $3,490 $1,550 $2,542 $— $9,102 Office 4,661 — 1,633 17 3,962 — 10,273 Multifamily — — — 80 2,186 1,191 3,457 Total Portfolio $6,171 $10 $5,123 $1,647 $8,690 $1,191 $22,832

38 RECONCILIATION TO PROPERTY PORTFOLIO NOI $ IN THOUSANDS (1) Includes expenses associated with the Company’s in-house asset management division. Three Months Ended 9/30 Nine Months Ended 9/30 2024 2023 2024 2023 Retail Same Store Rental Revenues $25,834 $26,224 $69,324 $69,223 Property Expenses 6,746 6,148 17,572 16,543 NOI 19,088 20,076 51,752 52,680 Non-Same Store NOI(1) (497) (185) 5,144 3,133 Segment NOI $18,591 $19,891 $56,896 $55,813 Office Same Store Rental Revenues $23,474 $22,052 $61,584 $58,536 Property Expenses 8,434 7,883 21,968 21,004 NOI 15,040 14,169 39,616 37,532 Non-Same Store NOI(1) 4,077 (319) 7,820 1,871 Segment NOI $19,117 $13,850 $47,436 $39,403 Multifamily Same Store Rental Revenues $14,366 $14,359 $39,394 $38,635 Property Expenses 5,944 5,617 15,815 14,804 NOI 8,422 8,742 23,579 23,831 Non-Same Store NOI(1) (368) (193) 1,494 1,733 Segment NOI $8,054 $8,549 $25,073 $25,564 Total Property Portfolio NOI $45,762 $42,290 $129,405 $120,780

RECONCILIATION TO GAAP NET INCOME

ARMADA HOFFLER

$ IN THOUSANDS

	Three Months Ended September 30, 2024						
	Retail[(1)]	Office[(1)]	Multifamily[(1)]	Total Rental Properties	General Contracting & Real Estate Services[(2)]	Real Estate Financing[(3)]	Total
Segment Revenues	$26,161	$27,784	$14,653	$68,598	$114,353	$4,072	$187,023
Segment Expenses	7,570	8,667	6,599	22,836	110,987	1,724	135,547
Net Operating Income	$18,591	$19,117	$8,054	$45,762	$3,366	$2,348	$51,476
Interest Income							629
Depreciation and Amortization							(23,289)
Amortization of Right-of-Use Assets - Finance Leases							(395)
General and Administrative Expenses							(5,187)
Acquisition, Development, and Other Pursuit Costs							(2)
Interest Expense							(19,663)
Loss on Extinguishment of Debt							(113)
Change in Fair Value of Derivatives and Other							(10,308)
Unrealized Credit Loss Provision							(198)
Other Income, Net							96
Income Tax Provision							(592)
Net Loss							(7,546)
Net Loss Attributable to Noncontrolling Interests in Investment Entities							17
Preferred Stock Dividends							(2,887)
Net Loss Attributable to AHH and OP Unitholders							($10,416)

	Nine Months Ended September 30, 2024						
	Retail[(1)]	Office[(1)]	Multifamily[(1)]	Total Rental Properties	General Contracting & Real Estate Services[(2)]	Real Estate Financing[(3)]	Total
Segment Revenues	$77,905	$72,532	$43,307	$193,744	$358,167	$12,038	$563,949
Segment Expenses	21,399	24,503	18,437	64,339	346,385	4,823	415,547
Net Operating Income	$56,506	$48,029	$24,870	$129,405	$11,782	$7,215	$148,402
Interest Income							1,921
Depreciation and Amortization							(64,513)
Amortization of Right-of-Use Assets - Finance							(1,184)
General and Administrative Expenses							(15,564)
Acquisition, Development, and Other Pursuit							(5,530)
Impairment Charges							(1,494)
Interest Expense							(55,766)
Loss on Extinguishment of Debt							(113)
Change in Fair Value of Derivatives and Other							6,978
Unrealized Credit Loss Provision							(53)
Other Income, Net							254
Income Tax Benefit							120
Net Income							$13,458
Net Income Attributable to Noncontrolling Interests in Investment Entities							(34)
Preferred Stock Dividends							(8,661)
Net Income Attributable to AHH and OP Unitholders							$4,763

(1) Segment net operating income for the retail, office, and multifamily segments is calculated as rental revenues less rental expenses and rental taxes.
(2) Segment gross profit for the general contracting & real estate services segment is calculated as general contracting and real estate services revenues less general contracting and real estate services expenses.
(3) Segment gross profit for the real estate financing segment is calculated as interest income less interest expense.

39

40 Three Months Ended 9/30/2024 6/30/2024 3/31/2024 12/31/2023 Net (Loss) Income Attributable to Common Stockholders and OP Unitholders ($10,416) $375 $14,804 ($23,938) Excluding: Depreciation and Amortization 23,289 20,789 20,435 35,270 Impairment of Real Estate Assets — 1,494 — — Income Tax Provision (Benefit) 592 (1,246) 534 495 Interest Expense 21,387 21,227 17,975 16,435 EBITDAre $34,852 $42,639 $53,748 $28,262 Change in Fair Value of Derivatives and Other 10,308 (4,398) (12,888) 11,266 Preferred Dividends 2,887 2,887 2,887 2,887 Loss on Extinguishment of Debt 113 — — — Non-Recurring Bad Debt Adjustment 296 (478) 758 2,730 Non-Recurring Termination Fee Adjustment (4,277) (103) (115) (85) Accelerated Amortization of Intangible Assets and Liabilities (5) — — 5 Acquisition, Development, & Other Pursuit Costs 2 5,528 — 66 Unrealized Credit Loss Provision (Release) 198 (228) 83 (297) Investment Entities (17) 17 34 (11) Non-Cash Stock Compensation 710 744 2,192 729 Development/Redevelopment (189) (51) (116) (73) Total Adjusted EBITDAre $44,878 $46,557 $46,583 $45,479 Construction Gross Profit (3,366) (4,339) (4,077) (3,534) Corporate G&A 5,008 4,328 5,744 4,154 Non-Cash Stock Compensation (710) (744) (2,192) (729) Interest Income (4,636) (4,580) (4,596) (4,265) Other (Expense) Income, Net (17) (20) (22) 61 Add Back: Unstabilized EBITDAre — — — — Stabilized Portfolio Adjusted EBITDAre $41,157 $41,202 $41,440 $41,166 Development/Redevelopment 189 51 116 73 Property Adjusted EBITDAre $41,346 $41,253 $41,556 $41,239 RECONCILIATION OF NET INCOME TO PROPERTY ADJUSTED EBITDAre $ IN THOUSANDS

41 This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in the Company’s press release dated November 4, 2024, which has been furnished as Exhibit 99.1 to the Company’s Form 8-K furnished with the Securities and Exchange Commission (“SEC”) on November 4, 2024. The Company makes statements in this Supplemental Financial Package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and, as such, may involve known and unknown risks and uncertainties, and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statement. These forward-looking statements may include comments relating to the current and future performance of the Company’s operating property portfolio, the Company’s development pipeline, the Company’s real estate financing program, the Company’s construction and development business, including backlog and timing of deliveries and estimated costs, financing activities, as well as acquisitions, dispositions, and the Company’s financial outlook, guidance, and expectations. For a description of factors that may cause the Company’s actual results or performance to differ from its forward-looking statements, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and the other documents filed by the Company with the SEC from time to time. The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the SEC from time to time. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company’s expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law. FORWARD-LOOKING STATEMENTS